UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 25, 2005
Date of Report (Date of earliest event reported)

STARBUCKS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2401 Utah Avenue South
Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement.

     On May 25, 2005, Starbucks Corporation (the “Company”) entered into an employment letter with each of Michael Casey, the Company’s executive vice president, chief financial officer and chief administrative officer (the “Casey Letter”), and David A. Pace, the Company’s executive vice president, Partner Resources (the “Pace Letter” and, together with the Casey Letter, the “Executive Letters”). The Executive Letters supersede Mr. Casey’s and Mr. Pace’s respective prior employment arrangements with the Company and are being entered into in order to terminate the Company’s obligations under such arrangements to provide severance payments to Messrs. Casey and Pace upon termination of their employment with the Company. The Executive Letters are filed with this report as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference into this report.

     Under the terms of the Casey Letter, Mr. Casey will continue to be employed as the executive vice president, chief financial officer and chief administrative officer of the Company on an “at will” basis. Under the terms of the Pace Letter, Mr. Pace will continue to be employed as the executive vice president, Partner Resources of the Company on an “at will” basis. The material terms and conditions of the Executive Letters are summarized below, which descriptions are qualified in their entirety by reference to the provisions of the Executive Letters attached to this report as Exhibit 10.1 and Exhibit 10.2, respectively.

Base Salary

     As executive vice president, chief financial officer and chief administrative officer of the Company, Mr. Casey will continue to be paid his current base salary, which annualizes to $575,000. As executive vice president, Partner Resources, Mr. Pace will continue to be paid his current base salary, which annualizes to $450,000.

Bonus

     Each of Messrs. Casey and Pace will continue to be eligible to participate in the Company’s Executive Management Bonus Plan for the Company’s fiscal year ended October 2, 2005 at an incentive target of 50% of eligible base salary. The performance criteria for such incentive targets have been established for such executives by the independent members of the Company’s Board of Directors.

Stock Awards

     Each of Messrs. Casey and Pace will continue to be eligible to receive stock awards under the Key Employee Sub-Plan to the Company’s 2005 Long-Term Equity Incentive Plan.

Management Deferred Compensation Plan

     Each of Messrs. Casey and Pace will continue to be eligible to participate in the Company’s Management Deferred Compensation Plan for so long as he remains on the Company’s U.S. payroll.

Executive Life Insurance

     Each of Messrs. Casey and Pace will continue to receive the maximum partner life insurance coverage benefit paid for by the Company of $1,000,000.

Partner Benefits

     Each of Messrs. Casey and Pace will continue to be eligible to participate in the Company’s benefits, stock and savings programs.

Non-Competition Agreements

     Each of Messrs. Casey and Pace will continue to be bound by the terms and conditions of the non-competition agreement he entered into with the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated May 25, 2005 between Starbucks Corporation and Michael Casey.

10.2	Employment Agreement dated May 25, 2005 between Starbucks Corporation and David A. Pace.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: May 26 , 2005	By:	/s/ Michael Casey

Michael Casey
executive vice president, chief financial officer and chief administrative officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement dated May 25, 2005 between Starbucks Corporation and Michael Casey.

10.2	Employment Agreement dated May 25, 2005 between Starbucks Corporation and David A. Pace.